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                                                                   Exhibit 23.1A



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Telehublink Corporation:


We consent to the use of our report on the consolidated financial statements of Telehublink Corporation as of January 29, 2000, and for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                    /s/ KPMG LLP



Boston, Massachusetts
January 25, 2001